                                                                     Exhibit 21.
                        SUBSIDIARIES OF THE CORPORATION

The following is a list of subsidiaries of the corporation as of February 1, 1997. The corporation's bank subsidiaries which have the words "National Association" (N.A.), "National" or Federal Savings Bank (F.S.B.) in their respective titles are organized under the laws of the United States; and all state bank subsidiaries are incorporated under the laws of the state in which each is domiciled. Each non-bank subsidiary is incorporated or organized in the jurisdiction appearing opposite its name.

Bank Subsidiaries

ARIZONA
Norwest Bank Arizona, N.A.

COLORADO
Norwest Bank Colorado, N.A.
Norwest Bank Grand Junction, N.A.
Norwest Bank Grand Junction-Downtown, N.A.
Norwest National Bank

ILLINOIS
Norwest Bank Illinois, N.A.

INDIANA
Norwest Bank Indiana, N.A.

IOWA
Dial National Bank
Norwest Bank Iowa, N.A.

MINNESOTA
Norwest Bank Faribault, N.A.
Norwest Bank Minnesota, N.A.
Norwest Bank Minnesota North, N.A.
Norwest Bank Minnesota South, N.A.
Norwest Bank Minnesota Southwest, N.A.
Norwest Bank Minnesota West, N.A.
Norwest Bank Red Wing, N.A.

MONTANA
Norwest Bank Montana, N.A.

NEBRASKA
Norwest Bank Nebraska, N.A.

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

NEVADA
Norwest Bank Nevada, F.S.B.

NEW MEXICO
Norwest Bank New Mexico, N.A.

NORTH DAKOTA
Norwest Bank North Dakota, N.A.

OHIO
Norwest Bank Ohio, N.A.

SOUTH DAKOTA
Dial Bank
Norwest Bank South Dakota, N.A.

TEXAS
Central Bank & Trust
Norwest Bank Texas, Alice
Norwest Bank Texas, Bandera
Norwest Bank Texas, Bay City, N.A.
Norwest Bank El Paso, N.A.
Norwest Bank Texas, N.A.
Norwest Bank Texas, Comfort
Norwest Bank Texas, Kelly Field, N.A.
Norwest Bank Texas, Kerrville, N.A.
Norwest Bank Texas, Premont
Norwest Bank Texas, Robstown, N.A.
Norwest Bank Texas, San Antonio, N.A.
Norwest Bank Texas, South Central
Norwest Bank Texas, South, N.A.
Norwest Bank Texas, Waco, N.A.
Texas Bank
West Columbia National Bank

WISCONSIN
Norwest Bank La Crosse, N.A.
Norwest Bank Wisconsin, N.A.

WYOMING
Norwest Bank Wyoming, N.A.


EDGE ACT CORPORATIONS
---------------------
Norwest Bank International

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

Non-Bank Subsidiaries

                                                             Jurisdiction of
                                                             Incorporation or
Directly Owned:                                              Organization
---------------                                              ------------
Alexandria Securities and Investment Company                    Minnesota
Alice Bancshares, Inc.                                          Texas
AMAN Collection Service, Inc.                                   South Dakota
Am-Can Investments, Inc.                                        Minnesota
American Land Title Company of Kansas City, Inc.                Missouri
American Republic Bancshares, Inc.                              New Mexico
AMFED Financial, Inc.                                           Nevada
AmeriGroup, Incorporated                                        Delaware
Babbscha Company                                                Minnesota
Bank of Montana System                                          Montana
B & G Investment Company                                        Texas
Benson Financial Corporation                                    Texas
Blackhawk Bancorporation                                        Iowa
Canton Bancshares, Inc.                                         Illinois
Central Bancorporation, Inc.                                    Texas
Comfort Bancshares, Inc.                                        Texas
Copper Bancshares, Inc.                                         New Mexico
Courtesy Funding Corporation (inactive)                         California
Credisol, S.A.                                                  Costa Rica
D. L. Bancshares, Inc.                                          Minnesota
Dickinson Bancorporation, Inc. (inactive)                       North Dakota
Directors Acceptance Corporation (inactive)                     California
Directors Equity (inactive)                                     California
Financiera El Sol, S.A.                                         Panama
First Tule Bancorp, Inc.                                        Texas
GST Co.                                                         Delaware
Goldenbanks of Colorado, Inc.                                   Delaware
Henrietta Bancshares, Inc.                                      Texas
Independent Bancorp of Arizona, Inc.                            Delaware
Irene Bancorporation, Inc.                                      South Dakota
Island Finance (Aruba) N.V.                                     Aruba
Island Finance (Bonaire) N.V.                                   Netherlands Antilles
Island Finance (Curacao) N.V.                                   Netherlands Antilles
Island Finance (St. Maarten) N.V.                               Netherlands Antilles
Island Finance Puerto Rico, Inc.                                Delaware
Island Finance Virgin Islands, Inc.                             Delaware
Ken-Caryl Investment Company                                    Colorado
La Porte Bancorp.                                               Indiana
Lindeberg Financial Corporation                                 Minnesota
Lomas Properties, Inc. (inactive)                               New Mexico
Lowry Hill Investment Advisors, Inc.                            Minnesota

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

                                                             Jurisdiction of
                                                             Incorporation or
Directly Owned:                                              Organization
---------------                                              ------------
Midwest Credit Life Insurance Company                           Arizona
Minnetonka Overseas Investment Limited (inactive)               Cayman Islands, BWI
New Braunfels Bancshares, Inc.                                  Texas
Northern Prairie Indemnity Limited                              Cayman Islands, BWI
Norwest Agricultural Credit, Inc.                               Minnesota
Norwest Alliance System, Inc. (inactive)                        Minnesota
Norwest Asia Limited                                            Hong Kong
Norwest Audit Services, Inc.                                    Minnesota
Norwest Auto Receivables Corporation                            Delaware
Norwest Capital Markets, Inc. (inactive)                        Minnesota
Norwest Colorado, Inc.                                          Colorado
Norwest Credit, Inc.                                            Minnesota
Norwest Financial Services, Inc.                                Delaware
Norwest Foundation                                              Minnesota
Norwest Holding Company                                         Delaware
Norwest Indiana, Inc.                                           Indiana
Norwest Insurance, Inc.                                         Minnesota
Norwest Investment Services, Inc.                               Minnesota
Norwest Investors, Inc.                                         Minnesota
Norwest Limited, Inc.                                           Minnesota
Norwest Nova, Inc.                                              Minnesota
Norwest Properties, Inc.                                        Minnesota
Norwest Services, Inc.                                          Minnesota
Parker Bankshares, Incorporated                                 Colorado
Peoples Mortgage and Investment Company                         Iowa
Stan-Shaw Corporation                                           California
Texas Bancorporation, Inc.                                      Texas
Texas National Bankshares, Inc.                                 Texas
The Foothill Group, Inc.                                        Delaware
Union Texas Bancorporation, Inc.                                Texas
United Banks Insurance Services, Inc.                           Colorado
United Texas Financial Corporation                              Texas
United New Mexico Credit Life Insurance Company (inactive)      Arizona
Valley-Hi Investment Company                                    Texas
Victoria Bankshares, Inc.                                       Texas
Wyoming National Bancorporation                                 Wyoming

                                                             Jurisdiction of
                                                             Incorporation or
Indirectly Owned:                                            Organization
-----------------                                            ------------
Allied Business Systems, Inc.                                   Iowa
American Community Bank Services Corporation                    Minnesota
American Land Title Co., Inc.                                   Nebraska
Americorp Financial, Inc.                                       Nevada
ATI Holding Company                                             Minnesota
ATI Title Company of California                                 California
ATI Title Company of Nevada                                     Nevada
ATI Title Agency of Arizona, Inc. (inactive)                    Arizona
ATI Title Agency of Ohio, Inc.                                  Ohio
Bancshares Holding Company                                      Delaware
Bancshares Life Insurance Company                               Arizona
Blackhawk Leasing Corporation (inactive)                        Minnesota
Bluebird Asset Management, Inc.                                 Delaware
Blue Jay Asset Management, Inc.                                 Delaware
Blue Spirit Insurance Company                                   Vermont
BSF Trustee, Inc. (inactive)                                    Nevada
Caliber Services, Inc. (inactive)                               Arizona
Cardinal Asset Management, Inc.                                 Delaware
Central Bancorporation of Delaware, Inc.                        Delaware
Centurion Agency Nevada, Inc.                                   Nevada
Centurion Agency Ohio, Inc. (inactive)                          Ohio
Centurion Agencies, Co.                                         Iowa
Centurion Casualty Company                                      Iowa
Centurion Life Insurance Company                                Missouri
CGT Insurance Company                                           Barbados
CHM Insurance Company                                           South Dakota
Clinton Street Garage Company, Inc.                             Indiana
Commonwealth Leasing Corporation                                Minnesota
Community Casualty Co.                                          Vermont
Community Pacific Broadcasting Corporation                      Nevada
Copper Asset Management, Inc.                                   Delaware
Crestone Capital Management, Inc.                               Colorado
Dial Finance Company, Inc. (inactive)                           Nevada
Dial Finance Company, Incorporated (inactive)                   Delaware
Dial Finance Company of Hawaii, Inc. (inactive)                 Hawaii
Dial Finance Company of Michigan No. 1 (inactive)               Michigan
Dial Finance Company of Ohio No. 1, Inc.
    Merger Company, Inc. (inactive)                             New Hampshire
Dial Finance Company of Oklahoma (inactive)                     Oklahoma
Dial Finance Company of Oregon (inactive)                       Oregon

                                                             Jurisdiction of
                                                             Incorporation or
Indirectly Owned:                                            Organization
-----------------                                            ------------
Dial National Community Benefits, Inc.                          Nevada
Directors Insurance Service                                     California
Douglas Financial, Inc. (inactive)                              Nevada
Ellis Advertising, Inc.                                         Iowa
Falcon Asset Management, Inc.                                   Delaware
Faxual Credit Reporting Service, Inc.                           California
FCC Holdings                                                    California
Fidelity National Life Insurance Company                        Arizona
First DialWest Escrow Company, Inc.                             California
First Interstate Equipment Finance, Inc. (inactive)             Wisconsin
First Interstate Insurance Agency
    of Wisconsin, Inc. (inactive)                               Wisconsin
First Nevada Company (inactive)                                 Nevada
First of Lubbock Agricultural Credit Corporation                Texas
First Tule Bancorp of Delaware, Inc.                            Delaware
First Western Service Corporation (inactive)                    Nevada
Flore Properties, Inc.                                          Minnesota
Foothill Capital Corporation                                    California
Ford Bank Group, Inc.                                           Texas
Ford Bank Group Holdings, Inc.                                  Delaware
Fremont Properties, Inc.                                        Colorado
Galliard Capital Management, Inc.                               Minnesota
Great Plains Insurance Company                                  Vermont
Green Bay Asset Management, Inc.                                Delaware
Henrietta Delaware Financial Corporation                        Delaware
Home Escrow Corporation (inactive)                              Nevada
Home Trustee, Inc. (inactive)                                   Nevada
Information Services, Inc.                                      Iowa
IntraWest Asset Management, Inc.                                Delaware
IntraWest Insurance Company                                     Arizona
Iowa Asset Management, Inc.                                     Delaware
Island Finance Credit Services, Inc.                            New York
Island Finance New York, Inc.                                   New York
La Crosse Asset Management, Inc.                                Delaware
LaSalle, Inc. (inactive)                                        Indiana
Lincoln Building Corporation                                    Colorado
Mail Systems Co                                                 Iowa
Minnetonka Representacoes Comerciais Ltda (inactive)            Brazil
Mission Savings and Loan Association                            U.S.
Nabankco, Inc. (inactive)                                       Indiana

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

                                                             Jurisdiction of
                                                             Incorporation or
Indirectly Owned:                                            Organization
-----------------                                            ------------
National Business Finance, Inc.                                 Colorado
Nat-Lea, Inc. (inactive)                                        Indiana
NISI Wyoming Insurance                                          Wyoming
Norwest Colorado Community Development Corporation              Colorado
Norwest Agencies Montana, Inc. (inactive)                       Montana
Norwest Asset Securities Corporation                            Delaware
Norwest Auto Lease, Inc.                                        Minnesota
Norwest Business Credit, Inc.                                   Minnesota
Norwest Center, Inc.                                            Minnesota
Norwest Colorado Community Development Corporation              Colorado
Norwest do Brasil Servicos Ltda                                 Brazil
Norwest Electronic Tax Service, Inc.                            Minnesota
Norwest Energy Capital, Inc.                                    Texas
Norwest Equipment Finance, Inc.                                 Minnesota
Norwest Equity Capital, L.L.C.                                  Minnesota
Norwest Financial, Inc./1/                                      Iowa
Norwest Financial Alabama, Inc.                                 Alabama
Norwest Financial Business Credit, Inc.                         Iowa
Norwest Financial Canada, Inc.                                  Ontario
Norwest Financial Capital, Inc.                                 Delaware
Norwest Financial Capital Canada, Inc.                          Ontario
Norwest Financial Coast, Inc.                                   California
Norwest Financial Communication Services
    Group, Inc. (inactive)                                      Iowa
Norwest Financial Credit Services, Inc.                         Florida
Norwest Financial DE Asset Management, Inc.                     Delaware
Norwest Financial Information Services Group, Inc.              Iowa
Norwest Financial Leasing, Inc.                                 Iowa
Norwest Financial Nevada 3, Inc.                                Nevada
Norwest Financial Resources, Inc.                               Iowa
Norwest Funding, Inc.                                           Minnesota
Norwest Funding II, Inc.                                        Minnesota


----------------------
/1/Norwest Financial Inc. is the parent and directly or indirectly beneficially owns all the voting securities of subsidiaries operating as consumer finance companies in the United States and Canada (96 subsidiaries at February 1, 1997). Such subsidiaries were incorporated or otherwise organized in: Alaska, Arizona, California, Colorado, Connecticut, Delaware, Florida, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, Wyoming and Canada.

                                                             Jurisdiction of
                                                             Incorporation or
Indirectly Owned:                                            Organization
-----------------                                            ------------
Norwest Growth Fund, Inc.                                       Minnesota
Norwest Insurance Arizona, Inc.                                 Arizona
Norwest Insurance New Mexico, Inc. (inactive)                   New Mexico
Norwest Insurance Wyoming, Inc.                                 Wyoming
Norwest International Commercial Services Limited               Hong Kong
Norwest Investment Management, Inc.                             Minnesota
Norwest Mortgage, Inc.                                          California
Norwest Mortgage Asset Management Corporation                   Minnesota
Norwest Mortgage Closing Services, Inc.                         Iowa
Norwest Mortgage Conventional 1, Inc.                           Delaware
Norwest Mortgage Insured 1, Inc.                                Delaware
Norwest Mortgage Insured 2, Inc.                                Delaware
Norwest Mortgage of Massachusetts, Inc.                         Massachusetts
Norwest Mortgage of New York, Inc.                              New York
Norwest Orlandi Valuta (inactive)                               California
Norwest Properties Holding Company                              Minnesota
Norwest Rural Insurance Services, Inc.                          Minnesota
Norwest Structured Assets, Inc.                                 Delaware
Norwest Trust Company, New York
    (a Limited Purpose Trust Company)                           New York
Norwest Venture Capital Management, Inc.                        Minnesota
Norwest Ventures, Inc.                                          Minnesota
Osprey Asset Management, Inc.                                   Delaware
Peregrine Capital Management, Inc.                              Minnesota
PGD, Inc.                                                       Texas
Premium Service/Norwest Financial Coast, Inc.                   South Carolina
PriMerit Investor Services (inactive)                           Nevada
Raven Asset Management, Inc.                                    Delaware
R D Leasing, Inc.                                               Minnesota
Regency Insurance Agency, Inc.                                  Minnesota
Residential Home Mortgage, L. L. C.                             Delaware
Residential Home Mortgage Investment, L. L. C.                  Delaware
Robin Asset Management, Inc.                                    Delaware
Rural Community Insurance Company                               Minnesota
Rural Community Insurance Agency, Inc.                          Minnesota
Scott Life Insurance Company                                    Arizona
Servcorp of Yankton, Inc. (inactive)                            South Dakota
South Dakota Asset Management, Inc.                             Delaware
Superior Asset Management, Inc.                                 Delaware

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

                                                             Jurisdiction of
                                                             Incorporation or
Indirectly Owned:                                            Organization
-----------------                                            ------------
Superior Guaranty Insurance Company                             Vermont
Superior North Asset Management, Inc.                           Delaware
Superior Red Wing Asset Management, Inc.                        Delaware
Superior South Asset Management, Inc.                           Delaware
Superior Southwest Asset Management, Inc.                       Delaware
Superior West Asset Management, Inc.                            Delaware
TBS Operations Corporation                                      Texas
TDM Corporation                                                 Texas
Tower Data Processing Corporation                               Iowa
Transact Financial Corporation (inactive)                       Texas
United New Mexico Credit Services, Inc. (inactive)              New Mexico
United New Mexico Financial Corporation                         New Mexico
United New Mexico Real Estate Services, Inc.                    New Mexico
United Title Agency of Arizona, Inc.                            Arizona
Valley Asset Management, Inc.                                   Delaware
Valley-Hi Securities, Inc. (inactive)                           Texas
Valuation Information Technology, Inc.                          Iowa
Victoria Capital Corporation (inactive)                         Texas
Victoria Financial Services, Inc.                               Delaware
VIE, Inc.                                                       Minnesota
Warranty Title, Inc.                                            Minnesota

Note: Not included in the above list of subsidiaries of the corporation are certain subsidiaries formed solely for the purpose of reserving a name, joint ventures or limited partnerships.

                                       9